Exhibit 32

  Written Statement of the Chief Executive Officer and Chief Financial Officer
                    Pursuant to 18 U.S.C. ss.1350, as adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of Hanger Orthopedic Group, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ivan R. Sabel
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Ivan R. Sabel
Chief Executive Officer





/s/ George E. McHenry
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George E. McHenry
Chief Financial Officer


August 12, 2003